Exhibit 10.17

METASTORM INC.

STOCK PURCHASE AGREEMENT

NOVEMBER 9, 2005

EXHIBITS

Exhibit A	Form of Warrant
Exhibit B	Stockholder List
Exhibit C	Form of Joinder Agreement to Fourth Amended and Restated Stockholders Agreement
Exhibit D	Form of Joinder Agreement to Third Amended and Restated Registration Rights Agreement
Exhibit E	Form of Opinion of Venable LLP

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SCHEDULES

Schedule 1	Purchasers, Shares Purchased and Purchase Price
Schedule 1.2	Qualified Purchasers, Shares Eligible for Purchase Pursuant to Warrant and Exercise Price

Disclosure Schedule:

Section 2.1	Foreign Jurisdictions
Section 2.2	Capitalization
Section 2.3	Subsidiaries
Section 2.6	Governmental Consents
Section 2.7	Litigation
Section 2.8(b)	Patents and Trademarks
Section 2.8(c)	Inbound License Agreements
Section 2.8(d)	Outbound License Agreements
Section 2.8(f)	Owned Software
Section 2.8(g)	Owned Internet Identifiers
Section 2.8(h)	Liens on Owned Intellectual Property
Section 2.8(s)	Support and Maintenance Service Obligations
Section 2.11	Absence of Liabilities
Section 2.13	No Conflict of Interest
Section 2.17(b)	Company Benefit Plans
Section 2.17(c)	Exceptions to Company Benefit Plans
Section 2.18	Tax Returns and Audits
Section 2.25	Changes

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METASTORM INC.

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of November 9, 2005, by and among METASTORM INC., a Maryland corporation (the “Company”), and the several purchasers named in Schedule 1 attached hereto (each individually, a “Purchaser” and collectively the “Purchasers”).  All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in Appendix A attached hereto.

WITNESSETH:

WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue and sell to the Purchasers shares of the Company’s Series BB Convertible Preferred Stock, par value $0.01 per share (the “Series BB Preferred Stock”) for an aggregate purchase price of Two Hundred Fifty-Five Thousand Ninety Dollars ($255,090) (the “Aggregate Purchase Price”).

NOW, THEREFORE, in consideration of the premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Purchase and Sale of Series BB Preferred Stock and Warrants.

1.1                                 Sale and Issuance of Series BB Preferred Stock.

(a)                                  The Company has authorized the issuance and sale of One Hundred Eighty-Four Thousand Eighty-Four (184,084) shares of the Series BB Preferred Stock at a purchase price of one and 38572/100000 dollars ($1.38572) per share to the Purchasers.

(b)                                 Subject to the terms and conditions of this Agreement, each Purchaser, subject to and in reliance upon the representations, warranties and covenants of the Company, and the other terms and conditions of this Agreement, severally, but not jointly, agrees to purchase at the Closing, and the Company agrees to sell and issue to such Purchaser at the Closing, such number of shares of the Company’s Series BB Preferred Stock as set forth opposite such Purchaser’s name on Schedule 1 attached hereto for the purchase price indicated with respect to such Purchaser on Schedule 1, with the aggregate purchase price for all of the shares of Series BB Preferred Stock to be sold hereunder being Two Hundred Fifty-Five Thousand Ninety Dollars ($255,090).

(c)                                  Subject to the terms and conditions of this Agreement, each eligible Purchaser (a “Qualified Purchaser”), subject to and in reliance upon the representations, warranties and covenants of the Company, and the other terms and conditions of this Agreement, severally, but not jointly, agrees to purchase at the Closing, and the Company agrees to sell and issue to such Qualified Purchaser at the Closing, warrants exercisable to purchase a number of shares of Series BB Preferred Stock equal to two shares for every dollar by which the amount of the Holder’s aggregate investment in the Series BB Preferred Stock set forth opposite such Holder’s name on Schedule 1.2 attached hereto exceeds the product of (i) the sum (the “Investment Amount”) of (x) $5,255,090 and (y) the Aggregate Purchase Price, multiplied by (ii) the Pro Rata Percentage (as defined below).  In the event that the Company sells additional shares of Series BB Preferred Stock after the date hereof and prior to December 31, 2005, in accordance with the terms and conditions of the Company’s Fifth Articles of Amendment and Restatement (the “Fifth Articles”), the number of Warrant Shares shall be recalculated in accordance with the previous sentence by adding to the Investment Amount the additional cash proceeds received by the Company as a result of such sale.  “Pro Rata Percentage” shall mean the number of shares of Series AA Convertible Preferred Stock, par value $0.01 per share (the “Series AA Preferred Stock”) held by the Holder divided by the total number of Series AA Preferred Stock outstanding.  Such warrants, upon any such issuance, shall be substantially in the form of Exhibit A hereto (the “Warrants”).

1.2                                 Closing; Delivery.  The closing of the purchase and sale of the Series BB Preferred Stock (the “Closing”) shall take place at the offices of Venable LLP, 1800 Mercantile Bank and Trust Building, 2 Hopkins Plaza, Baltimore, Maryland, at 10:00 a.m., on November 9, 2005, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing.  At the Closing, the Company shall deliver to each Purchaser a certificate registered in the name of such Purchaser representing the Series BB Preferred Stock and, if applicable, the Warrants being purchased thereby against payment of the purchase price therefore, such payment to be made in the amount set forth opposite such Purchaser’s name on Schedule 1 hereto by cashiers or certified check or wire transfer of immediately available U.S. funds.  The Company and each Purchaser shall take such additional actions and execute and deliver such additional agreements and other instruments and documents as necessary or appropriate to effect the transactions contemplated by this Agreement in accordance with its terms.

2.                                      Representations, Warranties and Covenants of the Company.  The Company hereby represents, warrants and covenants to each Purchaser as of the date hereof and as of the Closing, that, except as set forth on the schedules of exceptions attached hereto and labeled as the “Disclosure Schedule,” which exceptions shall be deemed to be part of the representations and warranties made hereunder (the “Disclosure Schedule”), as follows:

2.1                                 Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has full corporate power and authority to carry on its business as now being conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify or become licensed is reasonably likely to be materially adverse to the business, results of operations, financial condition, assets or liabilities of the Company (a “Material Adverse Effect”).  Section 2.1 of the Disclosure Schedule sets forth a true and complete list of all foreign jurisdictions in which the Company is so qualified or licensed and in good standing.

2.2                                 Capitalization.

(a)                                  Immediately prior to the consummation of the transactions contemplated by this Agreement, the authorized capital stock of the Company consists of the following:

(i)                                     40,000,000 shares of Series AA Preferred Stock, of which 37,056,695.65 shares are issued and outstanding;

(ii)                                  6,800,000 shares of Series BB Preferred Stock, of which 3,608,233 shares are issued and outstanding; and

(iii)                               55,179,000 shares of common stock, par value $0.01 per share (the “Common Stock”), none of which are issued and outstanding.

(b)                                 The Company has reserved 87,500 shares of Common Stock for issuance to directors, key employees and consultants to the Company pursuant to its 1999 Equity Incentive Plan, which has been duly adopted by the Company’s board of directors and approved by the Company’s shareholders.  The Company’s board of directors and shareholders have approved the 2004 Omnibus Stock Plan which allows the Company to issue stock options to purchase up to 6,770,232 shares of Common Stock for issuance to directors, key employees and consultants and 1,443,779.71 restricted stock units for shares of Series AA Preferred Stock for issuance to key employees.

(c)                                  Except as set forth on Section 2.2 of the Disclosure Schedule, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company or any of its subsidiaries is authorized or outstanding, (ii) neither the Company nor any of its subsidiaries has any obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security, participation right or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company or any of its subsidiaries, and (iii) neither the Company nor any of its subsidiaries has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.  Section 2.2 of the Disclosure Schedule shows the equity capitalization of the Company on a fully-diluted basis immediately prior to, and after giving effect to, the Acquisition (as defined below) and the transactions contemplated by this Agreement.

(d)                                 Attached hereto as Exhibit B is a true and complete list of the Company’s stockholders, showing the number of shares of capital stock of the Company held of record by each stockholder as of the date of this Agreement.  Except as provided in Section 2.2 of the Disclosure Schedule, there are no agreements, written or oral, between the Company and any holder of its capital stock, or among any holders of its capital stock, relating to the issuance, acquisition (including without limitation rights of first refusal or preemptive rights), disposition, registration under the Securities Act of 1933, as amended (the “Securities Act”), or voting of the capital stock of the Company.

2.3                                 Subsidiaries.  Except as set forth on Section 2.3 of the Disclosure Schedule, the Company does not have any subsidiaries or own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, trust, association, or other business entity.  Except as set forth on Section 2.3 of the Disclosure Schedule, the Company’s subsidiaries are duly organized, validly existing and in good standing under the laws of their respective jurisdictions and have all requisite corporate power and authority for the ownership and operations of their properties and to carry on their businesses as now conducted and as proposed to be conducted.  The Company’s subsidiaries are duly qualified to transact business and are in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.  Each of the subsidiaries listed on Section 2.3 of the Disclosure Schedule is, directly or indirectly, wholly-owned by the Company.

2.4                                 Authorization.  All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Warrants, the Joinder Agreement to the Fourth Amended and Restated Stockholders Agreement dated as of October 5, 2005 (the “Stockholders Agreement”) in the form attached hereto as Exhibit C (the “Stockholders Agreement Joinder”), the Joinder Agreement to the Third Amended and Restated Registration Rights Agreement dated as of October 5, 2005 (the “Registration Rights Agreement”) in the form attached hereto as Exhibit D (the “Registration Rights Agreement Joinder”; the Warrants, the Stockholders Agreement Joinder, and the Registration Rights Agreement Joinder being collectively referred to herein as the “Investment Agreements”), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Series BB Preferred Stock and the authorization and reservation of the Common Stock issuable upon conversion of the Series BB Preferred Stock has been taken or will be taken prior to the Closing, and the Investment Agreements, when executed and delivered by the Company, shall (assuming due execution by the other parties thereto) constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms (i) subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, (ii) except as the availability of equitable remedies may be limited by general principles of equity, or (iii) except to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

2.5                                 Valid Issuance of Securities.  The Series BB Preferred Stock that is being issued to the Purchasers hereunder and the Series BB Preferred Stock to be issued to the Purchasers upon exercise of the Warrants, when issued, sold and delivered in accordance with the terms hereof or thereof for the consideration expressed herein or therein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Stockholders Agreement, and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.  The Common Stock issuable upon conversion of the Series BB Preferred Stock purchased hereunder has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Fifth Articles, against payment received therefor, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Stockholders Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.  Neither the issuance, sale or delivery of the Series BB Preferred Stock nor the issuance or delivery of the Common Stock upon conversion of the Series BB Preferred Stock nor the issuance or delivery of the Series BB Preferred Stock upon exercise of the Warrants is subject to any preemptive right of the stockholders of the Company with which the Company has not complied or which has not been properly waived or to any right of first refusal or other right in favor of any individual or entity.

2.6                                 Governmental Consents.  Except as set forth on Section 2.6 of the Disclosure Schedule, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, foreign, state or local governmental authority on the part of the Company or any of its subsidiaries is required in connection with the consummation of the transactions contemplated by the Investment Agreements, except for filings pursuant to applicable state securities laws and Regulation D of the Securities Act, which will be made by the Company in compliance with such laws.

2.7                                 Litigation.  Except as set forth on Section 2.7 of the Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its subsidiaries nor, to the Company’s knowledge, is there any basis for the foregoing.  Except as set forth on Section 2.7 of the Disclosure Schedule, neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.  To the Company’s knowledge, no executive officer of the Company (including any of such person’s properties or assets) is pursuing, is a party or is otherwise subject to any pending action, suit, proceeding or investigation and there is no threat thereof which, individually or in the aggregate, would reasonably be expected to prevent such executive officer from devoting substantially all of such person’s business time to the affairs of the Company.

2.8                                 Intellectual Property.

(a)                                  Intentionally Reserved.

(b)                                 Section 2.8(b) of the Disclosure Schedule sets forth a complete and correct list of all Patents, registered Trademarks, applications to register Trademarks, material unregistered Trademarks and material unregistered Copyrights included in the Owned Intellectual Property, identifying for each, as applicable: (A) the serial number, registration number or application number; and (B) the status of any issuance, renewal, maintenance or other payments required to be made within twelve (12) months after the date hereof.  The Company owns no registered Copyrights nor any applications for registration of any Copyrights.

(c)                                  Section 2.8(c) of the Disclosure Schedule sets forth a complete and correct list of all Inbound License Agreements other than Mass-Market Licenses, identifying for each: (A) the licensor(s) thereunder; (B) the date thereof; and (C) the Intellectual Property licensed thereunder.

(d)                                 Section 2.8(d) of the Disclosure Schedule sets forth a complete and correct list of all Outbound License Agreements, identifying for each: (A) the licensee(s) thereunder; (B) the date thereof; and (C) the Owned Intellectual Property licensed thereunder.

(e)                                  No Intra-company License Agreements exist.

(f)                                    Section 2.8(f) of the Disclosure Schedule sets forth a complete and correct list of all Owned Software, identifying for each all Third Party Software (other than software subject to Mass-Market Licenses) that is (A) required to be used in conjunction with such Owned Software in order for such Owned Software to function in accordance with its design specifications; or (B) otherwise used by the Company in conjunction with such Owned Software in the operation of the Company’s business as presently conducted and as conducted since January 1, 2000.

(g)                                 Section 2.8(g) of the Disclosure Schedule sets forth a complete and correct list of all Owned Internet Identifiers.

(h)                                 Except as set forth in Section 2.8(h) of the Disclosure Schedule, the Company owns all right, title and interest in and to the Owned Intellectual Property, free and clear of all liens.  The Owned Intellectual Property has been duly maintained, is valid and subsisting, is in full force and effect and has not been cancelled, expired or abandoned.

(i)                                     To the Company’s knowledge, the Licensed Intellectual Property has been duly maintained, is valid and subsisting, is in full force and effect and has not been cancelled, expired or abandoned.

(j)                                     To the Company’s knowledge, each Inbound License Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms (except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally and subject to general principles of equity), and there exists no event or condition (including the consummation of the transactions contemplated by this Agreement) that will result in a violation or breach thereof, or constitute any default thereunder.

(k)                                  All Owned Software and other works protectable by Copyright that are included in the Owned Intellectual Property were created, developed and authored by either (A) employees of the Company within the scope of their employment; or (B) independent contractors who have assigned all of their rights to the Company pursuant to a written agreement.  No Owned Software was jointly developed with any third Person who has not assigned all of his, her or its rights to the Company pursuant to a written agreement.

(l)                                     To the Company’s knowledge, the operation of the Company’s business as presently conducted, and as conducted since January 1, 2000, does not infringe any Intellectual Property rights of any third-party.  For the avoidance of doubt, the use by the Company of any Licensed Intellectual Property pursuant to a valid Inbound License Agreement shall not be construed as an infringement of any Intellectual Property rights of the licensor for purposes of this Section 2.8(l).

(m)                               There is no pending or, to the Company’s knowledge, threatened claim alleging that the business of the Company, as presently conducted, and as conducted since January 1, 2000, infringes, violates, misappropriates or dilutes, or interferes with, any Intellectual Property rights of any third-party and, to the Company’s knowledge, there are no facts or circumstances that might reasonably provide a basis for any such claim.

(n)                                 There is no pending or, to the Company’s knowledge, threatened claim challenging the validity or enforceability of any Inbound License Agreement or Outbound License Agreement and, to the Company’s knowledge, there are no facts or circumstances that might reasonably provide a basis for any such claim.

(o)                                 The Company has not brought or threatened a claim against any Person (A) alleging infringement, violation, misappropriation, or dilution of, or interference with, any Owned Intellectual Property or any License Agreement; (B) challenging any Person’s ownership or use of, or the validity or enforceability of, any Intellectual Property; or (C) challenging the validity or enforceability of any License Agreement and, to the Company’s knowledge, there are no facts or circumstances that might reasonably provide a basis for any claim described in the foregoing clauses (A)-(C) and reasonably relating to the business of the Company.

(p)                                 All registered Trademarks, applications to register Trademarks and material unregistered Trademarks included in the Owned Intellectual Property of the Company are in use in the form appearing in, and in connection with the goods and services listed in, their respective registration certificates (with respect to registered Trademarks) or applications (with respect to unregistered Trademarks for which an application has been filed).

(q)                                 The Company takes commercially reasonable measures to protect the confidentiality of (A) the Source Code and (B) Trade Secrets included in the Owned Intellectual Property and the Licensed Intellectual Property, including requiring all employees and third Persons having access thereto to execute written non-disclosure agreements.  No Trade Secrets included in the Owned Intellectual Property or the Licensed Intellectual Property have been disclosed or authorized to be disclosed to any third Person other than pursuant to a written non-disclosure agreement; and no third Person that is a party to any non-disclosure agreement with the Company is in breach or default thereof.  No Person other than the Company is in possession of any Source Code included in the Owned Intellectual Property.  The Company is not bound by any agreement that will, or would reasonably be expected to, result in or require the disclosure or release of any Source Code included in the Owned Intellectual Property to a third Person by the Company or any escrow agent(s).

(r)                                    No Owned Software or any other Software used by the Comapny in the ordinary course of its business is, includes, or is a derivative of any Software (A) for which the source code is in the public domain, or (B) that includes “open source” code or is licensed pursuant to an “open source” license, including by way of example, but not in limitation, the GNU General Public License, the Mozilla Public License, the BSD License or the Apache Software License.

(s)                                  Except as set forth in Section 2.8(s) of the Disclosure Schedule, the Company does not have any obligation to provide any technical support or Software maintenance services to any third Person.

(t)                                    No current or former shareholder, partner, member, director, officer or employee of the Company has or will have, after giving effect to the transactions contemplated by this Agreement, any legal or equitable right, title or interest in or to, or any right to use, directly or indirectly, in whole or in part, any of the Owned Intellectual Property or Licensed Intellectual Property; provided, that for purposes of this Section 2.8(t), “Owned Intellectual Property” shall not include, in the case of each such natural Person, moral rights and rights of publicity and privacy relating to the use of the name, likeness, voice, signature and biographical information of such natural Person.

(u)                                 Neither this Agreement, nor the consummation of the transactions contemplated by this Agreement, will result in any third Person being granted rights of access to, use of, or the placement in or release from escrow of, any Owned Intellectual Property or, to the Company’s knowledge, any Licensed Intellectual Property.

(v)                                 To the Company’s knowledge, the Owned Intellectual Property and the Licensed Intellectual Property include all Intellectual Property necessary for the continued conduct of the business of the Company after the Closing in substantially the same manner as currently conducted.

(w)                               To the Company’s knowledge, the business of the Company is being conducted in compliance in all material respects with all Laws relating to Intellectual Property, and the Company has not received written notification that has not lapsed, been withdrawn or abandoned by any Governmental Entity asserting a violation by the business of the Company of any such Law, judgment, order, settlement or decree, relating to Intellectual Property.

2.9                                 Compliance with Other Instruments.

(a)                                  Neither the Company nor any of its subsidiaries is in violation or default (i) of any provisions of their respective articles of incorporation, bylaws or other organizational documents, (ii) of any material instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, which violations or defaults are material, or (iii) of any provision of federal or state statute, rule or regulation applicable to the Company or any of its subsidiaries.  The Company and its subsidiaries hold all material licenses or permits to the extent required by the Company’s and its subsidiaries’ ownership of their assets and operations and the conduct of their respective businesses as currently conducted.  The execution, delivery and performance of the Investment Agreements and the consummation of the transactions contemplated hereby or thereby will not, with or without the passage of time and/or the giving of notice, result in any such violation or be in conflict with or constitute either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or its subsidiaries, except where any such violation, conflict, default or creation of any such lien, charge or encumbrance would not have a Material Adverse Effect.

(b)                                 Both the Company and its subsidiaries have used commercially reasonable efforts to avoid every condition, and not to perform any act, the occurrence of which would result in the Company’s or the subsidiaries’ loss of any material Intellectual Property Right.

2.10                           Agreements; Action.

(a)                                  All of the of the material agreements of the Company and its subsidiaries are enforceable against the Company and the other parties thereto in accordance with their terms, except as enforceability may be limited by the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally and except as the availability of equitable remedies may be limited by general principles of equity.  Neither the Company nor any of its subsidiaries is now in default in any material respect under, nor are there any liabilities arising from any material breach or material default by the Company or any subsidiary prior to the date of this Agreement of, any provision of any such agreements.

(b)                                 For purposes of this Agreement, “material agreements” shall mean agreements to which the Company or any of its subsidiaries is a party or by which any of them is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its subsidiaries in excess of, $25,000, (ii) any agreement relating to the Intellectual Property Rights (excluding agreements in the ordinary course of business and trade secrets and Intellectual Property Rights to software generally available for commercial purchase or license), (iii) the grant of rights to manufacture, produce, assemble, license, market or sell its products to any other person or that affect the exclusive right of the Company or any of its subsidiaries to develop, manufacture, assemble, distribute, market or sell its products and (iv) all employment and consulting agreements, employee benefit, severance, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and distribution and sales representative agreements.

2.11                           Absence of Liabilities.  Except as set forth on Section 2.11 of the Disclosure Schedule, since September 30, 2005, neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually other than in the ordinary course of business and in amounts and on terms consistent with past practices, (iii) made any loans or advances to any person or entity, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business or disposal of assets in the ordinary course of business.

2.12                           Disclosure.  The Company has fully provided each Purchaser with all the information which such Purchaser has requested in writing.  No representation or warranty of the Company contained in this Agreement and the schedules and exhibits attached hereto, any certificate furnished or to be furnished to the Purchasers at the Closing (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

2.13                           No Conflict of Interest.  Neither the Company nor any of its subsidiaries is indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees.  None of the Company or its subsidiaries’ officers, or any members of their immediate families, are, directly or indirectly, indebted to the Company or any of its subsidiaries (other than in connection with purchases of the Company or any of its subsidiaries’ stock) or, to the knowledge of the Company, have any direct or indirect ownership interest in any firm or corporation with which the Company or any of its subsidiaries is affiliated or with which the Company or any of its subsidiaries has a material business relationship, or any firm or corporation which competes with the Company or any of its subsidiaries, except for ownership by officers of the Company or any of its subsidiaries of stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded companies that may compete with the Company or any of its subsidiaries.  To the knowledge of the Company, none of the Company or any of its subsidiaries’ officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company or any of its subsidiaries.  Other than in the ordinary course of business and consistent with past practices and except as set forth on Section 2.13 of the Disclosure Schedule, neither the Company nor any of its subsidiaries is a guarantor or indemnitor of any indebtedness of any other person, corporation, partnership or other entity.

2.14                           Rights of Registration and Voting Rights.  Except (a) as contemplated in the Registration Rights Agreement, the Registration Rights Agreement Joinder, the Stockholders Agreement and the Stockholders Agreement Joinder, (b) the Agreement and Plan of Merger among the Company, Metastorm Acquisition Corporation and Software Systems Group, Inc., dated as of May 12, 2000, (c) the Warrant Purchase Agreement by the Company in favor of PNC Bank, National Association, dated October 27, 2000, (d) the Warrant to Purchase Stock by the Company in favor of Comerica Bank – California, dated February 12, 2002, (e) the Warrant to Purchase Stock by the Company in favor of Comerica Bank – California, dated February 20, 2003, and (f) the Warrants to Purchase Stock by the Company in favor of Comerica Bank, each dated March 21, 2005, neither the Company nor any of its subsidiaries has granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.  Except as contemplated in the Stockholders Agreement and except for the Agreement by and among the Company and Avi Hoffer dated August 20, 2004, no shareholders of the Company have entered into any agreements to which the Company is a party and which will remain in effect following the execution and delivery of the Stockholders Agreement with respect to the voting of capital shares of the Company.

2.15                           Private Placement.  Subject to the truth and accuracy of the Purchasers’ representations set forth in this Agreement, the offer, sale and issuance of the Series BB Preferred Stock as contemplated by this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

2.16                           Title to Property and Assets.  Each of the Company and its subsidiaries owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets and except for Permitted Liens.  With respect to the property and assets leased by the Company or its subsidiaries, the Company and each of its subsidiaries is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances, except for Permitted Liens.

2.17                           Employee Benefit Plans.

(a)                                  Intentionally Reserved.

(b)                                 Section 2.17(b) of the Disclosure Schedule contains a list of each Company Benefit Plan currently sponsored, maintained or contributed to by the Company.

(c)                                  Except as set forth in Section 2.17(c) of the Disclosure Schedule, (A) with respect to each Company Benefit Plan identified in Section 2.17(b) of the Disclosure Schedule, the Company has heretofore made available to the Purchasers true and complete copies of the plan documents, and any amendments thereto, and (B) to the Company’s knowledge, each Company Benefit Plan has been established, qualified, operated and administered in all material respects in accordance with its terms and in compliance with ERISA, the Code and all Applicable Benefit Laws including without limitation compliance with (1) the continuation coverage requirements of ERISA Sections 601 to 608, (2) Code Section 401(a) in the case of a Company Benefit Plan intended to be qualified thereunder, and (3) all reporting and disclosure requirements.

(d)                                 No Company Benefit Plan is a “multiemployer plan” as defined in ERISA Section 4001(a)(3) or otherwise subject to Title IV of ERISA.  No Company Benefit Plan is subject to Code Section 412 or ERISA Section 302.

2.18                           Tax Returns and Audits.  Except as set forth in Section 2.18 of the Disclosure Schedule:

(a)                                  The Company has (i) duly and timely filed (or there has been filed on its behalf) with the appropriate Governmental Entities all material Tax Returns required to be filed by the Company; and (ii) timely paid (or provided adequate reserves in accordance with GAAP, consistently applied, on the Company’s most recent books), or there has been paid on its behalf, all material Taxes due from the Company (whether or not set forth on any Tax Return).  All such Tax Returns were complete and accurate in all material respects.

(b)                                 The Company has complied in all material respects with all applicable tax laws relating to the payment and withholding of material Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441, 1442, 3402 and 4999 of the Code and employment withholding Taxes) and have, within the time and manner prescribed by law, withheld and paid over to the proper Governmental Entity all amounts required to be withheld and paid over under all applicable tax laws.

(c)                                  There are no Liens for Taxes upon the assets or properties of the Company except for Permitted Liens.

(d)                                 The Company has not requested any extension of time within which to file any material Tax Return in respect of any taxable year which has not since been filed, and no outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any material Taxes or material Tax Returns has been given by or on behalf of the Company.

(e)                                  All Tax deficiencies which have been claimed, proposed or asserted against the Company by any taxing authority have been fully paid, and there are no other federal, state, local or foreign audits, review, or other actions by any taxing authority in progress relating to the Company or its business, nor has the Company received any notice from any taxing authority that it intends to conduct such an audit or investigation.  The Company is not subject to any private letter ruling of the Internal Revenue Service or any comparable ruling of any other taxing authority.

(f)                                    The Company is not required to include in income any adjustment pursuant to Section 481(a) of the Code, by reason of any voluntary or involuntary change in accounting method (nor has any Governmental Entity proposed any such adjustment or change of accounting method).

(g)                                 No power of attorney has been granted by or with respect to the Company for any matter relating to Taxes.

(h)                                 The Company is not a party to any agreement, contract or arrangement that would result, separately or in the aggregate, in the payment of any “excess parachute payments” within the meaning of Section 280G of the Code; provided, however, that the Company shall have no liability for breach of this representation to the extent liability arises from actions taken by the Purchasers or any of their Affiliates on or after the date of Closing.

(i)                                     The Company is not a party to, bound by, or does not have any obligation under, any Tax sharing agreement, Tax indemnification agreement or similar contract or arrangement.

(j)                                     The Company has no liability for Taxes of another person under Section 1.1502-6 of the treasury regulations promulgated under the Code (or any similar provision under state, local or foreign law), by contract or otherwise.

(k)                                  The Company is not or has not been a party to any joint venture, partnership, or other arrangement or contract which could be treated as a partnership for U.S. federal income tax purposes..

2.19                           Labor Agreements and Actions.  Neither the Company nor its subsidiaries is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company or any of its subsidiaries.  There is no strike or other labor dispute involving the Company and any of its subsidiaries pending, or to the knowledge of the Company, threatened, which could have a Material Adverse Effect, nor is the Company aware of any labor organization activity involving its employees or those of any subsidiary.  The Company and its subsidiaries have complied in all material respects with all applicable federal and state equal employment opportunity laws and with all other laws related to employment or the health and safety of its employees.

2.20                           Employees; Employment and Consulting Agreements.

(a)                                  To the Company’s knowledge, no officer, director, member, stockholder, agent, employee, consultant or contractor of the Company is bound by any contract that purports to limit the ability of such officer, director, member, stockholder, agent, employee, consultant or contractor (A) to engage in or continue to perform any conduct, activity, duties or practice relating to the business of the Company, or (B) to assign to the Company or to any other Person any rights to any invention, improvement or discovery.  To the Company’s knowledge, no former or current employee is a party to, or is otherwise bound by, any agreement that in any way adversely affected, affects or will affect the ability of the Company to conduct the business of the Company.

(b)                                 To the Company’s knowledge, the Company has satisfied all tax withholding and reporting obligations with respect to all its employees.

(c)                                  The Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees.  None of the Company’s officers, or any members of their immediate families, are, directly or indirectly, indebted to the Company or any of its subsidiaries (other than in connection with purchases of the Company’s or any of its subsidiaries’ stock) or, to the Company’s knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company or any of its subsidiaries is affiliated or with which the Company or any of its subsidiaries has a material business relationship, or any firm or corporation which competes with the Company or any of its subsidiaries, except for ownership by officers of the Company or any of its subsidiaries of stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded companies that may compete with the Company or any of its subsidiaries.  To the Company’s knowledge, none of the Company or any of its subsidiaries’ officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company or any of its respective subsidiaries.

2.21                           Permits.  The Company and each of its subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it.  Neither the Company nor any of its subsidiaries is in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.22                           Corporate Documents.  The Fifth Articles and the Bylaws of the Company are in the forms provided to counsel for the Purchasers.  A true and complete copy of the minute books of the Company has been made available to the Purchasers’ counsel and the minute books contain minutes of all meetings of directors and stockholders of the Company and all actions by written consent without a meeting by the directors and stockholders of the Company since the date of the Company’s incorporation and reflects all actions by the directors (and any committee of directors) and stockholders of the Company with respect to all transactions referred to in such minutes accurately in all material respects.  As of the date hereof, the stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

2.23                           Real Property Holding Corporation.  Neither the Company nor any of its subsidiaries is a United States real property holding corporation within the meaning of Code Section 897(c)(2) and Section 1.897-2(c) of the Treasury Regulations promulgated thereunder.

2.24                           Financial Statements.  The Company has made available to the Purchasers its (i) consolidated audited financial statements as of, and for the fiscal year of the Company ended, December 31, 2004, and (ii) consolidated unaudited financial statements (including balance sheet and income statement) as of, and for the 9-month period ended, September 30, 2005 (such financial statements identified in clauses (i) and (ii), the “Financial Statements”).  The Financial Statements have been prepared in accordance with GAAP, are complete and correct in all material respects and fairly present the consolidated financial condition and operating results of the Company and its subsidiaries as of the dates thereof and for the periods then ended.  Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities paid or incurred in the ordinary course of business subsequent to September 30, 2005 which aggregate less than One Hundred Thousand Dollars ($100,000) and (ii) obligations under contracts and commitments incurred in the ordinary course of business.

2.25                           Changes.  Except as set forth in Section 2.25 of the Disclosure Schedule, since September 30, 2005, there has not been:

(a)                                  any change in the assets, liabilities, financial condition or operating results of the Company or any of its subsidiaries from that reflected in the Financial Statements, except changes that have not had a Material Adverse Effect;

(b)                                 any damage, destruction or loss, whether or not covered by insurance, having a Material Adverse Effect (as such business is presently conducted and as it is currently proposed to be conducted);

(c)                                  any waiver or compromise by the Company or any of its subsidiaries of a valuable right or of a material debt owed to it;

(d)                                 any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any of its subsidiaries, except in the ordinary course of business and that is not material to the business, financial condition, operating results, assets, properties or prospects of the Company or any of its subsidiaries (as such business is presently conducted and as it is proposed to be conducted);

(e)                                  any material change to a material contract or agreement by which the Company, any of its subsidiaries or any of their assets is bound or subject;

(f)                                    any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or any of its subsidiaries;

(g)                                 any sale, assignment or transfer of any Intellectual Property Rights or other intangible assets of the Company or any of its subsidiaries other than in the ordinary course of business;

(h)                                 any resignation or termination of employment of any officer or key employee of the Company or any of its subsidiaries; and the Company, to the best of its knowledge, does not know of any impending resignation or termination of employment of any such officer or key employee;

(i)                                     loss of, or order cancellation by, any major customer of the Company or any of its subsidiaries;

(j)                                     any mortgage, pledge, transfer of a security interest in, or lien, created by the Company or any of its subsidiaries, with respect to any of its properties or assets, except Permitted Liens;

(k)                                  any loans or guarantees made by the Company or any of its subsidiaries to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(l)                                     any declaration, setting aside or payment or other distribution in respect to any of the Company’s capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

(m)                               any arrangement or commitment by the Company or any of its subsidiaries to do anything described in this Section 2.25 (other than negotiating with Purchasers and their representatives regarding the terms contemplated by this Agreement); or

(n)                                 adoption of, amendment to or increase in payments to or benefits under, any Company Benefit Plan (except as necessary to comply with Applicable Benefit Laws).

2.26                           Insurance.  The Company and its subsidiaries maintain and/or are covered by valid policies of workers’ compensation insurance and of insurance with respect to their properties and business of the kinds and in the amounts not less than is customarily obtained by corporations engaged in the same or similar business, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks.

2.27                           Compliance with Law.  The operations of the Company and its subsidiaries and the conduct of their business as and where such business is presently conducted and or currently contemplated to be conducted, and the property of the Company and its subsidiaries, and the use thereof, comply, in all material respects, with all applicable statutes, regulations, ordinances, orders and decrees.

2.28                           Accounts and Notes Receivable.  Receivables shown on the most recent Financial Statement arose in the ordinary course of business and have been collected or, to the best knowledge of the Company, are collectible in the book amounts thereof, less an amount not in excess of the allowance for doubtful accounts provided for in such balance sheet.  Allowances for doubtful accounts are adequate and have been prepared in accordance with GAAP consistently applied and in accordance with past practices of the Company.  No receivable (which, for purposes of this sentence will mean the aggregate of amounts due from any customer or vendor) greater than $100,000 is subject to any claim of offset, recoupment, set off or counterclaim and the Company has no knowledge of any facts or circumstances that could give rise to any such claim.

2.29                           Restrictions on Business Activities.  There is no material order binding upon the Company or any of its subsidiaries or any of their properties which has had or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its subsidiaries or the conduct of business by the Company or any of its subsidiaries as currently conducted or as proposed to be conducted by the Company.  Without limiting the foregoing, the Company has not entered into any agreement under which the Company is restricted from selling, licensing or otherwise distributing any of its products to any class of customers, in any geographic area, during any period of time or in any segment of the market.

2.30                           No Brokers.  The Company has no liability, directly or indirectly, to pay any fees, commissions or other amounts to any broker, finder or agent with respect to this Agreement or the transactions contemplated hereby.

2.31                           Environmental and Safety Laws.  Neither the Company nor any of its subsidiaries is in material violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are required in order to comply with any such existing statute, law or regulation.

2.32                           Antitakeover Statutes.  Except for laws relating to antitrust issues, there are no laws (either state or federal) which would in any way restrict, limit or impair any Purchaser from acquiring additional shares of any class of capital stock of the Company or limit its ability to vote or obtain full rights with respect to such stock.

3.                                      Representations and Warranties of Purchasers.  Each Purchaser hereby, severally and not jointly represents and warrants to the Company, with respect to itself only, as follows:

3.1                                 Accredited Investor; Authorization.  Such Purchaser is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act and has the corporate, limited liability company or partnership, as the case may be, power and authority to enter into and perform this Agreement and to purchase the Series BB Preferred Stock (and the Common Stock issuable upon conversion thereof).  This Agreement has been duly authorized, executed and delivered by such Purchaser and (assuming due execution by the Company) constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally and except as the availability of equitable remedies may be limited by general principles of equity.

3.2                                 No Conflict With Other Agreements.  The execution, delivery and performance of the Investment Agreements and the consummation of the transactions contemplated hereby or thereby will not, with or without the passage of time and/or the giving of notice, result in a violation or default of any provisions of such Purchaser’s charter, bylaws, partnership agreement or other organizational document or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound.

3.3                                 Investment Knowledge.  Such Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the risks and merits of its investment in the Company and is capable of bearing the economic risks of such investment, including a complete loss of its investment.

3.4                                 Distribution.  The Series BB Preferred Stock (and the Common Stock issuable upon conversion thereof) and the Warrants, if any, (and the Series BB Preferred Stock issuable upon exercise thereof) are being acquired for such Purchaser’s own account for the purpose of investment and not with a view to or for resale in connection with any distribution thereof.

4.                                      Conditions of Purchasers’ Obligations at the Closing.  The obligations of the Purchasers to the Company under this Agreement are subject to the fulfillment, concurrently with or prior to the Closing, of each of the following conditions, unless otherwise waived in writing by the Purchasers purchasing a majority of the Series BB Preferred Stock:

4.1                                 Representations and Warranties.  The representations and warranties of the Company contained in this Agreement shall be true, correct and complete, in all material respects (except that any materiality qualifiers contained in the representations and warranties shall not be deemed to be further qualified or limited as to materiality), on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2           Performance.  The Company shall have performed and complied with, in all material respects (except that any materiality qualifiers contained in the covenants, agreements, obligations and conditions shall not be deemed to be further qualified or limited as to materiality), all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Closing.

4.3           Compliance Certificate.  The President of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

4.4           Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Series BB Preferred Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

4.5           Opinion of Company Counsel.  The Purchasers shall have received from Venable LLP, Counsel for the Company, an opinion, dated as of the date of the Closing, substantially in the form of Exhibit E.

4.6           Supporting Documents.  The Purchasers shall have received the following:

(a)           A copy of resolutions of the Board of Directors of the Company authorizing and approving the Investment Agreements and the transactions contemplated thereby and, if applicable, the issuance of the Warrants that are contemplated by this Agreement all such resolutions to be certified by the Secretary of the Company;

(b)           A Certificate of Incumbency executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute the Investment Agreements and further certifying that the Fifth Articles and Bylaws of the Company delivered to the Purchasers at the time of the execution of this Agreement have been validly adopted and have not been amended or modified; and

(c)           Such additional supporting documentation and other information with respect to the transactions contemplated hereby as legal counsel for the Purchasers may reasonably request.

4.7           Stockholders Agreement Joinder.  The Company, each Purchaser that is a party thereto and the other parties thereto shall have executed and delivered the Stockholders Agreement Joinder in substantially the form attached as Exhibit C.

4.8           Registration Rights Agreement Joinder.  The Company, each Purchaser and the other parties thereto shall have executed and delivered the Registration Rights Agreement Joinder in substantially the form attached as Exhibit D.

4.9           Payment of Expenses.  The Company shall have paid in accordance with Section 8.8 the expenses and disbursements of the Purchasers.

4.10         Intentionally Reserved.

4.11         No Material Adverse Change.  No Material Adverse Change (as defined herein) shall have occurred since September 30, 2005.  “Material Adverse Change” shall mean a material adverse change, or any event, occurrence, state of circumstances or facts or development involving a prospective material adverse change, in the business, operations, assets, condition (financial or otherwise), results of operations, properties, assets, value or prospects of the Company or any subsidiary, individually.

5.             Conditions of the Company’s Obligations at the Closing.  The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by the Company in writing.

5.1           Representations and Warranties.  The representations and warranties of such Purchaser contained in this Agreement shall be true, correct and complete, in all material respects (except that any materiality qualifiers contained in the representations and warranties shall not be deemed to be further qualified or limited as to materiality), on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2           Performance.  All covenants, agreements and conditions contained in this Agreement to be performed or complied with by such Purchaser on or prior to the Closing shall have been performed or complied with in all material respects (except that any materiality qualifiers contained in the covenants, agreements, obligations and conditions shall not be deemed to be further qualified or limited as to materiality).

5.3           Stockholders Agreement Joinder.  Such Purchaser shall have executed and delivered the Stockholders Agreement Joinder in substantially the form attached as Exhibit C.

5.4           Registration Rights Agreement Joinder.  Such Purchaser shall have executed and delivered the Registration Rights Agreement Joinder in substantially the form attached as Exhibit D.

5.5           Stockholder Approval.  A written consent signed by holders of at least two-thirds (2/3) of the currently outstanding Series AA Preferred Stock and a written consent signed by holders of at least two-thirds (2/3) of the currently outstanding Series BB Preferred Stock, each approving the issuance and sale of the shares of Series BB Preferred Stock to the Purchasers pursuant to the terms herein.

6.             Intentionally Reserved.

7.             Affirmative Covenants.

7.1           Corporate Existence.  The Company and each of its subsidiaries will maintain its respective corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any foreign jurisdiction, and of any government authority of any of the foregoing, where failure to so comply would have a Material Adverse Effect on the Company.

7.2           Books of Account and Reserves.  The Company will keep books of record and account in which full, true and correct entries are made of all of its dealings, business and affairs, in accordance with GAAP.  The Company will employ certified public accountants of established national reputation selected by the Board of Directors of the Company who are “independent” within the meaning of the accounting regulations of the Securities and Exchange Commission (the “Accountants”).  The Company will have annual audits made by such Accountants in the course of which such Accountants shall make such examinations, in accordance with generally accepted auditing standards, as will enable them to give such reports or opinions with respect to the financial statements of the Company as will satisfy the requirements of the Securities and Exchange Commission (the “SEC”) in effect at such time with respect to reports or opinions of accountants.

8.             Miscellaneous.

8.1           Survival of Warranties.  Except for the representations and warranties set forth in Sections 2.1-2.5 and 2.14 of the Agreement, which shall survive the execution and delivery of this Agreement and the Closing without limitation as to duration, and except for the representations and warranties set forth in Section 2.18 of the Agreement, which shall survive for the applicable statute of limitations period associated with the tax matters set forth therein, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of 18 months after the date hereof.

8.2           Transfer; Successors and Assigns.   The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.3           GOVERNING LAW.  THIS AGREEMENT AND ALL ACTS AND TRANSACTIONS PURSUANT HERETO AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

8.4           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

8.5           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.6           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed given upon delivery, when delivered personally or by overnight courier or sent by fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth below or on Schedule 1 or Schedule 1.2 hereto, or as subsequently modified by written notice, and if to the Company at:

Metastorm Inc.

8825 Stanford Boulevard

Suite 200

Columbia, Maryland 21045-4757

Attention:  Robert J. Farrell

Telecopier: (410) 290-1172

with a copy to:

Venable LLP

Two Hopkins Plaza, Suite 1800

Baltimore, MD  21201

Attention:  Thomas D. Washburne, Jr., Esq.

Telecopier:  (410) 244-7742

8.7           Finder’s Fee.  Each party severally and not jointly represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction.  Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible.  The Company agrees to indemnify and hold harmless the Purchasers from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

8.8           Expenses.  Each party shall bear its own costs and expenses, provided, however, that the Company shall pay and be responsible for all out-of-pocket expenses of the Purchasers and the reasonable fees of the counsel for the Purchasers incurred with respect to this

Agreement, the documents referred to herein and the transactions contemplated hereby up to a maximum of $5,000.

8.9           Amendments and Waivers.  Any term of this Agreement may be amended or waived with the written consent of the Company and the Purchasers purchasing at least two-thirds (2/3) of the Series BB Preferred Stock.  Any amendment or waiver effected in accordance with this Section 8.9 shall be binding upon the Purchasers and each transferee of the Series BB Preferred Stock, each future holder of all such securities, and the Company.

8.10         Severability.  If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

8.11         Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any holder of any of the Series BB Preferred Stock (or the Common Stock issuable upon conversation thereof) upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

8.12         Entire Agreement.  This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

[signatures on next page]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date and year first above written.

COMPANY:

METASTORM INC.

By:	/s/ Robert J. Farrell
Name: Robert J. Farrell
Title: Chief Executive Officer

PURCHASERS:

AXIOM VENTURE PARTNERS II, LP

By:	/s/ William Wilcoxson
Name: William Wilcoxson
Title: Partner

IRONSIDE VENTURES, L.P.
By: Ironside Management LLC, its general partner

By:	/s/ Myles P. Gilbert
Name: Myles P. Gilbert
Title: Managing Director

Signature page to Stock Purchase Agreement

Appendix A

Definitions

“Affiliate” means with respect to a specified Person, a Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

“Applicable Benefit Laws” means all laws applicable to, or with respect to, any Company Benefit Plan.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contract” means any written agreement, License Agreement, lease (including all real and personal property leases), policy, plan, instrument, contract, note, power of attorney, insurance policy covenant, guaranty, arrangement, escrow account, commitment or other instrument.

“Company Benefit Plan” means each material written plan, fund, program, contract or scheme, in each case, that is sponsored or maintained or required to be sponsored or maintained by the Company or any Company ERISA Affiliate or to which the Company or any Company ERISA Affiliate make, or have an obligation to make, contributions providing for employee benefits or for the remuneration (other than salary), direct or indirect, of the employees, former employees, officers, contingent workers or leased employees of the Company or any Company ERISA Affiliate or the dependents of any of them, including each written deferred compensation, bonus, incentive compensation, pension, retirement, stock purchase, stock option and other equity compensation plan, “welfare” plan (within the meaning of Section 3(1) of ERISA, determined without regard to whether such plan is subject to ERISA); each “pension” plan (within the meaning of Section 3(2) of ERISA, determined without regard to whether such plan is subject to ERISA); each severance plan or Contract; and each health, vacation, supplemental unemployment benefit, hospitalization insurance, medical, dental, legal program, agreement or arrangement.

“Company ERISA Affiliate” means a member of a controlled group of corporations or a trade or business under common control, as defined under Code Section 414(b) or (c), with the Company.

“Copyrights” means all copyrights, the content contained on or the “look and feel” of any World Wide Web site, all mask works, and registrations and applications for any of the foregoing, and the right to sue for past infringement thereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“GAAP” means United States generally accepted accounting principles as in effect on any applicable date, consistently applied.

“Governmental Entity” means any federal, state or local or foreign government or any court, administrative, arbitrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign.

“Inbound License Agreement” means any License Agreement pursuant to which the Company or any of its subsidiaries has been granted any rights in any Intellectual Property.

“Intellectual Property” means, interchangeably and collectively as context requires, the following, whether completed or in any stage of development: (a) Copyrights; (b) Patents; (c) Trademarks; (d) Trade Secrets; (e) rights of publicity and privacy relating to the use of the names, likenesses, voices, signatures and biographical information of natural Persons; (f) all rights with respect to Software, to the extent not otherwise embodied in the foregoing clauses (a)-(e); (g) all rights with respect to Internet Identifiers, to the extent not otherwise embodied in the foregoing clauses (a)-(e); and (h) all moral rights in any of the foregoing.

“Intellectual Property Rights” means the Company’s rights in the Owned Intellectual Property and the Licensed Intellectual Property.

“Internet Identifiers” means (a) internet domain names; (b) ranges of internet protocol addresses and, to the extent not included in such ranges, individual internet protocol addresses, but not including any such addresses within the three blocks reserved by the Internet Assigned Numbers Authority for private internets (i.e., 10.0.0.0/8, 172.16.0.0/12 and 192.168.0.0/15); (c) secure socket layer certificates; and (d) Software code signing certificates.

“Intra-Company License Agreement” means any License Agreement pursuant to which any rights in Intellectual Property are granted (a) by the Company to any subsidiary or Affiliate of the Company; or (b) to the Company by any subsidiary or Affiliate of the Company.

“Laws” means all applicable laws, codes, statutes, ordinances, orders, judgments, decrees, administrative or judicial promulgations, injunctions, determinations, approvals, rules, regulations, permits, certificates, licenses and authorizations of all Governmental Entities with jurisdiction, that relate to or affect the Business of Buyer or the Business of Sellers, as the case may be.

“License Agreement” means any agreement (including, without limitation, any outstanding decrees, orders, judgments, settlement agreements or stipulations, and any Mass-Market Licenses) pursuant to which a Person is granted any rights in any Intellectual Property, including any right to distribute, promote, market or sell any Intellectual Property.

“Licensed Intellectual Property” means Intellectual Property in which the Company is granted any rights pursuant to an Inbound License Agreement.

“Liens” means all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances.

“Mass-Market License” means any License Agreement that (a) grants the licensee(s) thereunder any rights in Mass-Market Software; (b) is a “shrink wrap” or “click wrap” license agreement; and (c) requires aggregate annual and/or other fee payments of less than One Thousand Dollars ($1,000) or a one-time royalty of not less than Fifteen Thousand Dollars ($15,000).

“Mass-Market Software” means non-customized, commercial, off-the-shelf Software made generally available to the public.

“Outbound License Agreement” means any License Agreement pursuant to which the Company grants any rights in any Owned Intellectual Property to any other Person.

“Owned Intellectual Property” means Intellectual Property owned by the Company.

“Owned Internet Identifiers” means, with respect to the Company, an Internet Identifier owned by, allocated to (in the case of ranges of internet protocol addresses and individual internet protocol addresses), or issued to (in the case of secure socket layer certificates and Software code signing certificates) the Company.

“Owned Software” means Software included in the Owned Intellectual Property.

“Patents” means all patents and registrations, industrial designs, including any continuations, divisionals, continuations-in-part, renewals, reissues and applications for any of the foregoing, and the right to sue for past infringement thereof.

“Permitted Liens” means: (a) liens imposed by Law for Taxes, assessments or charges or claims by Governmental Entities that are not yet due or are being properly contested; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlords’ and other like liens imposed by Law or contract, arising in the ordinary course of business and securing obligations that are not overdue; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security Laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety, indemnity and appeal bonds, performance and return-of-money and fiduciary bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) easements, zoning restrictions, rights-of-way, licenses, covenants, conditions, minor defects, encroachments or irregularities in title and similar encumbrances on or affecting real property leased by the Company (“Leased Real Property”) that do not secure any monetary obligations and do not materially interfere with the ordinary conduct of the business of the Company; (f) any (i) interest or title of a lessor or sublessor under any lease, (ii) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (iii) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (ii); (g) with respect to the Leased Real Property, any defect or encumbrance caused by or arising out of the failure to record the lease or a memorandum thereof in the applicable real property records in the county where such Leased Real Property is located; and (h) any liens created in favor of Comerica Bank – California in accordance with (i) the Amended and Restated Loan and Security Agreement dated as of August 19, 2004 (as amended from time to time) by and among the Company, Elite Federal Forms, Inc. and Comerica Bank – California; (ii) the Pledge Agreement, dated as of February 21,

2002, by and among the Company, Elite Federal Forms, Inc. and Comerica Bank – California; (iii) the Intellectual Property Security Agreement, entered into as of February 21, 2002, by and between the Company and Comerica Bank – California; (iv)  the Intellectual Property Security Agreement, entered into as of February 21, 2002, by and between Elite Federal Forms, Inc. and Comerica Bank – California; and (v) the Intellectual Property Security Agreement, entered into as of February 21, 2002, by and between Sysgenics Limited and Comerica Bank – California.

“Person” means an individual, a sole proprietorship, a partnership, a corporation, an association, an institution, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization, or a Governmental Entity or any other legal entity.

“Software” means all (a) computer programs, including software implementations of algorithms, models and methodologies, whether in source code or object code form; (b) libraries, functions, subroutines, development tools, interfaces, displays and other work product or tools used to design, plan, organize, develop, implement or operate any computer program; (c) databases and compilations, including data and collections of data, in any form or format whatsoever, and (d) documentation, including user manuals, training materials, design documents and flowcharts relating to any of the foregoing.

“Source Code” means the source code for (a) Owned Software and/or (b) Software included in the Licensed Intellectual Property.

“Taxes” means all taxes, assessments, charges, duties, fees, levies or other governmental charges (including interest, penalties or additions associated therewith), including income, franchise, capital stock, real property, personal property, tangible property, escheat, withholding, employment, payroll, social security, unemployment compensation, disability, transfer, sales, use, excise, gross receipts, value-added and all other charges or assessments of any kind for which Sellers may have any liability imposed by any Governmental Entity, whether disputed or not, and any charges, interest or penalties imposed thereon by any Governmental Entity.

“Tax Return” means any return, declaration, estimate, installment, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment or supplement thereof.

“Third Party Software” means Software not owned by the Company or any of its subsidiaries.

“Trademarks” means all trademarks, service marks, trade names, trade dress, designs, logos, emblems, signs or insignia, slogans, and other similar designations of source or origin, together with all goodwill symbolized by any of the foregoing, registrations and applications for any of the foregoing, and the right to sue for past infringement thereof.

“Trade Secrets” means any and all forms and types of confidential technology, trade secrets and other confidential information, including know-how, customer lists, prospect lists, business plans, inventions, invention disclosures, proprietary processes, formulae, algorithms, models and methodologies.

Schedule 1

Purchasers, Shares Purchased and Purchase Price

Purchaser	Shares of Series BB Preferred Stock Purchased	Purchase Price

Axiom Venture Partners II, LP Cityplace II, 17th Floor 185 Asylum St Hartford, Connecticut 06103 Attn: William Wilcoxson	105,093	$145,630

Ironside Ventures, L.P. 950 Winter Street, Suite 1400 Waltham, Massachusetts 02451 Attn: Steve Kurylo	78,991	$109,460

Schedule 1.2

Qualified Purchasers, Shares Eligible for Purchase Pursuant to Warrant

and Exercise Price

Qualified Purchaser	Shares Eligible for Purchase Pursuant to Warrant	Exercise Price

Axiom Venture Partners II, LP Cityplace II, 17th Floor 185 Asylum St Hartford, Connecticut 06103 Attn: William Wilcoxson	76,775	$1.38572

Ironside Ventures, L.P. 950 Winter Street, Suite 1400 Waltham, Massachusetts 02451 Attn: Steve Kurylo	0	N/A

EXHIBIT A

Form of Warrant

See Attached

Exhibit A

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THEY MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.

WARRANT AGREEMENT TO PURCHASE STOCK OF

METASTORM INC.

Issue Date: November 9, 2005	Expiration Date: November 9, 2015

THIS WARRANT AGREEMENT (this “Warrant”) evidences the agreement of Metastorm Inc., a Maryland corporation (the “Company”), for value received, the receipt and sufficiency of which are hereby acknowledged, to issue to AXIOM VENTURE PARTNERS II, LP, or its assigns (“Holder”), and the right of the Holder, at the Holder’s option, to purchase, up to 76,775 fully paid and nonassessable shares (the “Warrant Shares”) of Series BB Convertible Preferred Stock, par value $0.01 per share (the “Series BB Preferred Stock”), at the initial exercise price per share set forth herein pursuant to Section 2 of this Warrant, and otherwise subject to the provisions and upon the terms and conditions set forth in this Warrant.  Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned them in that certain Stock Purchase Agreement, dated as of November 9, 2005 (the “Purchase Agreement”), by and among the Company and the purchasers listed on the signature pages thereto.  The number of Warrant Shares shall be equal to two shares for every dollar by which the amount of the Holder’s aggregate investment in the Series BB Preferred Stock set forth opposite such Holder’s name on Schedule 1.2 of the Purchase Agreement exceeds the product of (i) $5,255,090 (the “Investment Amount”) multiplied by (ii) the Pro Rata Percentage (as defined below).  In the event that the Company sells additional shares of Series BB Preferred Stock after the date hereof and prior to December 31, 2005, in accordance with the terms and conditions of the Company’s Fifth Articles of Amendment and Restatement (the “Articles”), the number of Warrant Shares shall be recalculated in accordance with the previous sentence by adding to the Investment Amount the additional cash proceeds received by the Company as a result of such sale.  “Pro Rata Percentage” shall mean the number of shares of Series AA Convertible Preferred Stock, par value $0.01 per share (the “Series AA Preferred Stock”) held by the Holder divided by the total number of Series AA Preferred Stock outstanding.

This Warrant is subject to the following terms and conditions:

1.             Term of Warrant.  On the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time after the date of issuance of this Warrant and ending at 5:00 p.m., New York time, on November 9, 2015 (the “Termination Date”).

2.             Warrant Price.   The Warrant Price at which this Warrant may be exercised for Series BB Preferred Stock shall be $1.38572 per share, as shall be adjusted from time to time pursuant to Section 8 hereof (the “Warrant Price”).

3.             Exercise of Warrant.

(a)           The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time and from time to time, during the term hereof as described in Section 1, by the surrender of this Warrant and the delivery of the Notice of Exercise (attached hereto as Attachment 1), all duly completed and executed on behalf of the Holder, at the office of the Company, and the payment in cash or by wire transfer or by check to the Company of the amount obtained by multiplying the number of Warrant Shares for which this Warrant is exercised by the Warrant Price then in effect and applicable to such Warrant Shares.

(b)           This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the Person entitled to receive the shares of Series BB Preferred Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.  As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company, at its expense, shall issue and deliver to the Person or Persons entitled to receive the same a certificate or certificates for the number of shares of Series BB Preferred Stock issuable upon such exercise.  In the event that this Warrant is exercised in part, the Company, at its expense, will execute and deliver a new Warrant in substantially the same form as this Warrant exercisable for the remaining number of Warrant Shares for which this Warrant may then be exercised following such partial exercise.

(c)           Cashless Exercise.  In lieu of exercising this Warrant as specified in Section 3(a), the Holder may elect to pay the exercise price by surrendering a portion of its Warrant with a value equal to the exercise price of the Warrant Shares for which this Warrant is exercised by surrender of the Warrant at the principal office of the Company, together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company’s Series BB Preferred Stock computed using the following formula:

X = Y(A-B)
A

Where:	X =	The number of Warrant Shares to be issued to the Holder.

	Y =	The number of Warrant Shares purchasable under this Warrant.

	A =	The fair market value of one share of the Company’s Series BB Preferred Stock.

	B =	The Warrant Price (as adjusted to the date of such calculations).

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For purposes of this Section 3(c), the fair market value of the Company’s Series BB Preferred Stock shall be determined in good faith by the Board of Directors of the Company (the “Board”).

4.             Fractional Shares or Scrip.  No fractional shares or scrip will be issued in connection with any exercise of this Warrant.  In lieu of any fractional shares to which Holder would otherwise be entitled, the Company shall make a cash payment equal to the Warrant Price multiplied by such fraction.

5.             Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of an indemnification undertaking by the Holder reasonably satisfactory to the Company, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant in substantially the same form as this Warrant.

6.             No Rights as Stockholder.  The Holder shall not be entitled to vote or receive dividends pursuant to this Warrant or be deemed the holder of Series BB Preferred Stock nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company until the Warrant shall have been exercised as provided herein.

7.             Transfer of Warrant.

(a)           Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder.  The Holder of this Warrant or any portion hereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change.  Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register.  Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)           Warrant Agent.  The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Series BB Preferred Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing.  Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

(c)           Compliance with Securities Laws on Transfer.  This Warrant and the Warrant Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Warrant Shares) may not be transferred or assigned in whole or in part, without compliance with the Registration Rights Agreement, the Stockholders Agreement, and applicable federal and state securities laws by the transferor and the transferee.  Subject to the foregoing, this Warrant and the Warrant Shares may be transferred or assigned by the Holder, in whole or in part, without prior written consent of the Company if the Holder shall transfer this Warrant to any Affiliate of the Holder.

(d)           Exchange of Warrant.  On surrender of this Warrant for exchange, properly endorsed on the Assignment Form annexed hereto as Attachment 2 and subject to the

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provisions of this Warrant with respect to compliance with the Securities Act, the Company, at its expense, shall issue to or on the order of the Holder a new warrant or warrants in substantially the same form as this Warrant, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e)           Compliance with Securities Laws.

(i)            The Holder of this Warrant is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(ii)           The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant, the Warrant Shares and all shares of Common Stock issued upon the exercise of the Warrant Shares are being acquired solely for the Holder’s own account, for investment purposes and not with a view to the distribution thereof, and that the Holder will comply with the applicable requirements of the Securities Act or any state securities laws.

(iii)          This Warrant, the Warrant Shares and all shares of Common Stock issued upon the exercise of the Warrant Shares (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THEY MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.

8.             Adjustments to Exercise Price and Number of Securities.

8.1           Special Definitions.  For purposes of this Section 8 (and, in the case of the definition of “Liquidation,” for the purposes of Sections 8 and 9), the following definitions shall apply:

(a)           “Additional Shares of Series BB Preferred Stock” shall mean all shares of Series BB Preferred Stock issued by the Company after the Original Issue Date.

(b)           “Exercise Price” shall mean, as of any time, the equivalent price per share of Series BB Preferred Stock that is used as the Warrant Share purchase price for Series BB Preferred Stock pursuant to this Warrant, as such price may have been adjusted immediately prior to such time in accordance with this Warrant.

(c)           “Liquidation” shall have the meaning ascribed to such term in the Articles.

(d)           “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Series BB Preferred Stock or Preferred Convertible Securities other than options issued in connection with existing employee stock option plans, if any, or the grant of

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such option was approved by the Company’s Compensation Committee of the Board and which approval includes the affirmative vote of all of the non-management directors on the Board.

(e)           “Original Issue Date” shall mean the date on which a Warrant was first issued.

(f)            “Preferred Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Series BB Preferred Stock.

8.2           No Adjustment of Exercise Price.  No adjustment in the number of shares of Series BB Preferred Stock purchasable upon exercise of the Warrants shall be made with respect to the issuance of Additional Shares of Series BB Preferred Stock, by adjustment in the Warrant Price thereof, unless the consideration per share (determined pursuant to Section 8.5 hereof) for an Additional Share of Series BB Preferred Stock issued or deemed to be issued by the Company is less than the Exercise Price in effect on the date of, and immediately prior to, the issuance of such Additional Shares of Series BB Preferred Stock.

8.3           Issue of Securities; Deemed Issue of Additional Shares of Series BB Preferred Stock.  If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Preferred Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Preferred Convertible Securities, then the maximum number of shares of Series BB Preferred Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Preferred Convertible Securities and Options therefor, the conversion or exchange of such Preferred Convertible Securities, shall be deemed to be Additional Shares of Series BB Preferred Stock issued as of the time of such issuance or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Series BB Preferred Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 8.5 hereof) of such Additional Shares of Series BB Preferred Stock would be less than the applicable Exercise Price in effect on the date of and immediately prior to such issuance, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Series BB Preferred Stock are deemed to be issued:

(a)           No further adjustment in the Exercise Price shall be made hereunder upon the subsequent issuance of Preferred Convertible Securities or shares of Series BB Preferred Stock upon the exercise of such Options or conversion or exchange of such Preferred Convertible Securities;

(b)           If such Options or Preferred Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Series BB Preferred Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issuance thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be

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recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Preferred Convertible Securities;

(c)           No readjustment pursuant to clause (b) above shall have the effect of increasing the Exercise Price to an amount which exceeds the Exercise Price on the original adjustment date or the Exercise Price that otherwise would be provided for pursuant to the Articles; and

(d)           In the event of any change in the number of shares of Series BB Preferred Stock issuable upon the exercise, conversion or exchange of any Option or Preferred Convertible Security other than as a result of any exercise thereof, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Price then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment which was made upon the issuance or conversion of such Option or Preferred Convertible Security been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Series BB Preferred Stock upon the exercise or conversion of any such Option or Preferred Convertible Security.

8.4           Adjustment of Exercise Price Upon Issuance of Additional Shares of Series BB Preferred Stock.  In the event the Company shall at any time after the Original Issue Date issue Additional Shares of Series BB Preferred Stock (including Additional Shares of Series BB Preferred Stock deemed to be issued pursuant to Section 8.3, but excluding shares issued as a dividend or distribution as provided in Section 8.7 or upon a stock split or combination as provided in Section 8.6) without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issuance, then and in such event, such Exercise Price shall be reduced, concurrently with such issuance, a price (calculated to the nearest hundredth of a cent) determined by multiplying the Exercise Price by a fraction:

(a)           the numerator of which is the amount of Series BB Preferred Stock outstanding immediately before such issuance plus the amount of Series BB Preferred Stock that the aggregate consideration received by the Company for the Additional Shares of Series BB Preferred Stock would purchase at the Exercise Price in effect immediately before such issuance; and

(b)           the denominator of which is the Series BB Preferred Stock outstanding immediately before such issuance plus the number of such Additional Shares of Series BB Preferred Stock.

8.5           Determination of Consideration.  For purposes of this Section 8.5, the consideration received by the Company for the issuance of any Additional Shares of Series BB Preferred Stock shall be computed as follows:

(a)           Cash and Property.  Such consideration shall:

(i)            insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amount paid or payable for accrued interest or accrued dividends;

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(ii)           insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issuance, as determined in good faith by the Board; and

(iii)          in the event Additional Shares of Series BB Preferred Stock are issued together with other shares of securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board.

(b)           Options and Preferred Convertible Securities.  The consideration per share received by the Company for Additional Shares of Series BB Preferred Stock deemed to have been issued pursuant to Section 8.3, relating to Options and Preferred Convertible Securities, shall be determined by dividing:

(i)            the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options or Preferred Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Preferred Convertible Securities, or in the case of Options for Preferred Convertible Securities, the exercise of such Options for Preferred Convertible Securities and the conversion or exchange of such Preferred Convertible Securities, by

(ii)           the maximum number of shares of Series BB Preferred Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Preferred Convertible Securities.

8.6           Adjustment for Stock Splits and Combinations of the Series BB Preferred Stock.  If the Company shall at any time or from time to time after the Original Issue Date for the Warrant effect a subdivision of the outstanding Series BB Preferred Stock, the Warrant Price then in effect immediately before that subdivision shall be proportionately decreased.  If the Company shall at any time or from time to time after the Original Issue Date for the Warrant combine the outstanding shares of Series BB Preferred Stock, the Warrant Price then in effect immediately before the combination shall be proportionately increased.  Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

8.7           Adjustment for Certain Dividends and Distributions of Series BB Preferred Stock.  In the event the Company at any time, or from time to time, after the Original Issue Date for the Series BB Preferred Stock, shall make or issue, or fix a record date for the determination of holders of Series BB Preferred Stock entitled to receive, a dividend or other distribution payable in additional shares of Series BB Preferred Stock, then and in each such event the Warrant Price for the Warrant then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Warrant Price for the Warrant then in effect by a fraction:

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(a)           the numerator of which shall be the total number of shares of Series BB Preferred Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(b)           the denominator of which shall be the total number of shares of Series BB Preferred Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the total number of shares of Series BB Preferred Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Warrant Price for the Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the Warrant Price for the Warrant shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

8.8           Adjustments for Other Dividends and Distributions.  In the event the Company at any time or from time to time after the Original Issue Date for the Warrant shall make or issue, or fix a record date for the determination of holders of Series BB Preferred Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Series BB Preferred Stock), or any other assets or consideration, then and in each such event provision shall be made so that the holders of the Warrant Shares shall receive upon exercise of the Warrant in addition to the number of shares of Series BB Preferred Stock receivable thereupon, the amount of securities of the Company or other assets or consideration that they would have received had the Warrant been exercised for Series BB Preferred Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period, under this paragraph with respect to the rights of the holders of the Warrant Shares.

8.9           Adjustment for Reclassification, Exchange, or Substitution.  If  Series BB Preferred Stock issuable upon the exercise of the Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each Warrant Share shall have the right thereafter to convert such Warrant Share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Series BB Preferred Stock for which the Warrant might have been exercised immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

8.10         Adjustment for Merger or Reorganization.  In case of any consolidation or merger of the Company with or into another Company which does not cause a Liquidation, each Warrant Share shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of  Series BB Preferred Stock of the Company deliverable upon exercise of the Warrant would have been entitled upon such consolidation or merger; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this Section 8 set forth with

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respect to the rights and interest thereafter of the holders of the Warrant, to the end that the provisions set forth in this Section 8 (including provisions with respect to changes in and other adjustments of the Warrant Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

8.11         Notice of Adjustment to Exercise Price and Warrant Price.  Whenever the Exercise Price or Warrant Price is required to be adjusted as provided in this Section 8, the Company shall forthwith compute the adjusted Exercise Price or Warrant Price,  as the case may be, and shall prepare a certificate setting forth such adjusted Exercise Price or Warrant Price, as the case may be, and showing in reasonable detail the facts upon which such adjustment is based.  Whenever the Exercise Price or Warrant Price is adjusted, the Company shall promptly mail, or cause to be mailed, to the Holders a statement setting forth the adjustment and the reasons for such adjustment.

8.12         No Impairment or Circumvention.  Without limiting the generality of the foregoing, the Company (a) shall take all such action as may be necessary or appropriate in order that the Warrant Shares to be issued upon the exercise of the Warrant from time to time outstanding will, when issued, be fully paid and nonassessable, (b) will not take any action that results in any adjustment to the Exercise Price or Warrant Price, as the case may be, if after such adjustment the total number of shares of Common Stock issuable upon conversion of the Series BB Preferred Stock or the total number of shares of Series BB Preferred Stock issuable upon the exercise of all of the outstanding Warrants would exceed the total number of shares of Common Stock or Series BB Preferred Stock or other capital stock of the Company then authorized and available for the purpose of issuance upon such exercise and (c) will not take any other action that circumvents the rights of the Holder hereunder.

9.             Notices to Warrant Holders.  If, at any time prior to the expiration of the Warrant and its exercise, any of the following events shall occur:

(a)           the Company shall take a record of the holders of its shares of Series BB Preferred Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

(b)           the Company shall offer to all the holders of its Common Stock or Series BB Preferred Stock, as applicable, any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

(c)           a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property assets and business as an entirety shall be proposed; or

(d)           a Liquidation shall be proposed;

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then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale.  Such notice shall specify such record date or the date of closing the transfer books, as the case may be.  Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

Any notice or other communication shall for all purposes under this Agreement be treated as effective or having been given (i) when delivered if delivered personally, (ii) if sent by reputable national overnight carrier service, the next business day after deposit thereof with such service, (iii) if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iv) if sent by telecopier with written confirmation, at the earlier of (a) 24 hours after confirmation of transmission by the sending telecopier machine or (b) delivery of written confirmation, addressed to the party to be notified at such party’s address at set forth below, or as subsequently modified by written notice, and:

(a)           If to the Company:

Metastorm Inc.

8825 Stanford Boulevard

Suite 200

Columbia, MD 21045

Attention:  President

Facsimile:  (410) 290-1172

(b)           If to Holder, to such address as Holder shall have furnished to the Company in writing.

10.           Repurchase of Warrant upon a Liquidation.  Concurrently with a Liquidation of the Company, the Company shall use its best efforts, upon receipt of written notice from the Holder hereunder, to purchase for cash the value of this Warrant as determined by the Board in good faith based on the number of shares issuable upon exercise of this Warrant, the Exercise Price then in effect, the current value of the Series BB Preferred Stock and any other factors that the Board reasonably determines to be applicable.  The purchase of the Warrant shall be effected by the surrender of this Warrant at the office of the Company, and the payment in cash or by wire transfer by the Company to the Holder hereunder of an amount equal to the value of this Warrant as determined pursuant to the immediately preceding sentence.

11.           Reservation of Stock; Stock Fully Paid.  The Company covenants that at all times during the term this Warrant is exercisable, the Company will reserve and keep available for issuance from its authorized shares of Series BB Preferred Stock a sufficient number of shares to provide for the issuance of Series BB Preferred Stock upon the exercise in whole or part of this Warrant,

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and reserve and keep available for issuance from its authorized shares of Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the conversion of the Warrant Shares to Common Stock as applicable and, from time to time, will take all steps necessary to amend its Articles to provide sufficient reserves of shares of Series BB Preferred Stock issuable upon exercise of the Warrant and Common Stock upon the conversion of the Warrant Shares and will refrain from effecting any amendment to the Articles which in any manner would adversely affect the rights or privileges granted hereunder.  The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Warrant Price, all as set forth herein, will be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously).  The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Series BB Preferred Stock upon the exercise of this Warrant.

12.           Shareholder Rights.  Upon exercising the Warrant, the Holder shall be entitled to the same rights, preferences, privileges and restrictions granted to any other holders of securities of the same class and series as the Warrant Shares.

13.           Amendments. Any material terms set forth in this Warrant may be changed only with the written consent of the Holder or Holders holding more than two-thirds (2/3) of the aggregate Warrant Shares represented by the then issued and outstanding Warrants, provided that the Warrant Shares may be reduced or the Warrant may be terminated solely with the written consent of the Holder and the Company. Any other terms of this Warrant may be waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such waiver, discharge or termination is sought. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision unless the parties to this Warrant  agree in writing thereto.

14.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to its principles regarding conflicts of law.

15.           Successors.  All of the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns hereunder.

16.           Severability.  If any provision of this Warrant shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be issued by its duly authorized officer to take effect as of the date first set forth above.

METASTORM INC.

By:
Name:
Title:

ATTACHMENT 1

NOTICE OF EXERCISE

(1)           The undersigned hereby elects to purchase             shares of Series BB Preferred Stock of Metastorm Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

(2)           Please issue a certificate or certificates representing said shares Series BB Preferred Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)           Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

(Date)	(Signature)

ATTACHMENT 2

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the Warrant, with respect to the number of shares of Series BB Preferred Stock of Metastorm Inc. set forth below:

Name of Assignee	Address	No. of Shares*

and does hereby irrevocably constitute and appoint                     as its attorney-in-fact to make such transfer on the books of Metastorm Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:

Signature of Holder

*Insert here the number of shares without making any adjustment for additional shares of Series BB Preferred Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

EXHIBIT B

Stockholder List

See Attached

SEE SCHEDULE 2.2 TO STOCK PURCHASE AGREEMENT

EXHIBIT C

Form of Joinder Agreement to Fourth Amended

and Restated Stockholder’s Agreement

See Attached

Exhibit C

JOINDER AGREEMENT

TO

FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

THIS JOINDER AGREEMENT, (this “Agreement”), is entered into as of November 9, 2005, by and among (i) Metastorm Inc., a Maryland corporation (the “Company”), (ii) the purchasers (the “Purchasers”) listed on Schedule 1 to the Stock Purchase Agreement of even date herewith (the “Stock Purchase Agreement”), and (iii) the holders of at least two-thirds (2/3) of the Company’s Capital Stock on a Fully-Diluted Basis (as defined in the Fourth Amended and Restated Stockholders Agreement of the Company, dated as of October 5, 2005 (the “Stockholders Agreement”)), on behalf of all holders of the Company’s Capital Stock.  Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Stockholders Agreement.

WHEREAS, concurrently with the execution and delivery of this Agreement and pursuant to the Stock Purchase Agreement, the Company has agreed to issue and sell to the Purchasers, and the Purchasers have severally agreed to purchase from the Company, certain shares of the Company’s Series BB Preferred Stock, subject to the terms and conditions set forth in the Stock Purchase Agreement; and

WHEREAS, the obligation of the Purchasers to enter into the Stock Purchase Agreement and purchase the Series BB Preferred Stock thereunder is conditioned upon the execution and delivery by each of the parties hereto of this Agreement pursuant to which the Purchasers shall become parties to the Stockholders Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.             Joinder.  Each Purchaser is hereby made a party to the Stockholders Agreement.  Each Purchaser shall be deemed to be and shall be treated as a “Stockholder” and a “Series BB Investor” and shall be entitled to any and all other rights, title and interests otherwise accruing and attributable to a Stockholder or a Series BB Investor under the Stockholders Agreement.  Each Purchaser hereby agrees to be bound by all of the terms and conditions of the Stockholders Agreement.

2.             Representations and Warranties of Purchasers.  Each Purchaser, severally but not jointly, represents and warrants to the Company, the Series AA Holders and the Series BB Investors that such Purchaser (a) has reviewed this Agreement and the Stockholders Agreement, (b) has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and (c) fully understands all of the provisions of this Agreement and the Stockholders Agreement.

3.             Waiver of Preemptive Rights.  The undersigned Series AA Holders and Series BB Investors, on behalf of the Series AA Holders and Series BB Investors, respectively, hereby waive the application of Section 2.4 of the Stockholders Agreement with respect to the preemptive rights granted thereunder, including the notice period provided for therein, but solely with respect to the transactions contemplated by the Stock Purchase Agreement.

4.             Acknowledge and Accept; Further Assurances.  The Company, the Series AA Holders and the Series BB Investors hereby acknowledge, accept and consent to the terms and conditions of this Agreement. The Company, the Series AA Holders and the Series BB Investors also hereby agree to take any and all actions, both now and in the future, to ensure that each Purchaser is deemed to be and is treated as a Stockholder and a Series BB Investor, in all respects, as an original signatory under the Stockholders Agreement.

5.             Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions.

6.             Counterparts; Delivery via Facsimile.  This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one instrument, and may be delivered via facsimile transmission.

[signatures on following pages]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:

METASTORM INC.

By:
Robert J. Farrell
President and Chief Executive Officer

PURCHASERS:

AXIOM VENTURE PARTNERS II, LP

By:
Name:
Title:

IRONSIDE VENTURES, L.P.
By: Ironside Management LLC, its general partner

By:
Name:
Title:

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SERIES AA HOLDERS AND SERIES BB INVESTORS CONSTITUTING HOLDERS OF AT LEAST SIXTY-SIX AND TWO-THIRDS PERCENT (66 2/3%) OF THE CAPITAL STOCK OF THE COMPANY ON A FULLY-DILUTED BASIS:

ICG HOLDINGS, INC.

By:
Name:
Title:

MAYFLOWER L.P.
By: 3i Investments plc
Its: Manager

By:
Name:
Its:	Authorized Person

WALL STREET TECHNOLOGY PARTNERS LP
By: Wall Street Technology Managers LP
Its: General Partner

By: Technology Equity Employees LLC
Its: General Partner

By:
Name:
Its:	Authorized Person

By:
Name:
Its:	Authorized Person

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UBS CAPITAL AMERICAS II, LLC

By:
Name:
Title:

By:
Name:
Title:

SANDLER TECHNOLOGY PARTNERS, L.P.
By: Sandler Investment Partners, L.P., General Partner
By: Sandler Capital Management, General Partner
By: MJDM Corp., a General Partner

By:
Name:
Title:

SANDLER TECHNOLOGY PARTNERS SUBSIDIARY, LLC
By: Sandler Technology Partners, L.P., Manager
By: Sandler Investment Partners, L.P., General Partner
By: Sandler Capital Management, General Partner
By: MJDM Corp., a General Partner

By:
Name:
Title:

SANDLER CAPITAL PARTNERS IV, L.P.
By: Sandler Investment Partners, L.P., General Partner
By: Sandler Capital Management, General Partner
By: MJDM Corp., a General Partner

By:
Name:
Title:

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SANDLER CAPITAL PARTNERS IV FTE, L.P.
By: Sandler Investment Partners, L.P., General Partner
By: Sandler Capital Management, General Partner
By: MJDM Corp., a General Partner

By:
Name:
Title:

SANDLER CO-INVESTMENT PARTNERS, L.P.
By: Sandler Investment Partners, L.P., General Partner
By: Sandler Capital Management, General Partner
By: MJDM Corp., a General Partner

By:
Name:
Title:

4

EXHIBIT D

Form of Joinder Agreement to Third Amended

and Restated Registration Rights Agreement

See Attached

Exhibit D

JOINDER AGREEMENT

TO

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS JOINDER AGREEMENT, (this “Agreement”), is entered into as of November 9, 2005, by and among (i) Metastorm Inc., a Maryland corporation (the “Company”), (ii) the purchasers (the “Purchasers”) listed on Schedule 1 to the Stock Purchase Agreement of even date herewith (the “Stock Purchase Agreement”), and (iii) the holders of at least two-thirds (2/3) of the Company’s Registrable Securities (as defined in the Third Amended and Restated Registration Rights Agreement of the Company, dated as of October 5, 2005 (the “Registration Rights Agreement”)), on behalf of all holders of the Company’s Registrable Securities.  Capitalized terms used herein and not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Registration Rights Agreement.

WHEREAS, concurrently with the execution and delivery of this Agreement and pursuant to the Stock Purchase Agreement, the Company has agreed to issue and sell to the Purchasers, and the Purchasers have severally agreed to purchase from the Company, certain shares of the Company’s Series BB Preferred Stock, subject to the terms and conditions set forth in the Stock Purchase Agreement; and

WHEREAS, the obligation of the Purchasers to enter into the Stock Purchase Agreement and purchase the Series BB Preferred Stock thereunder is conditioned upon the execution and delivery by each of the parties hereto of this Agreement pursuant to which the Purchasers shall become parties to the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.             Joinder.  Each Purchaser is hereby made a party to the Registration Rights Agreement.  Each Purchaser shall be deemed to be and shall be treated as a “Stockholder”, a “Series BB Investor” and a “Holder”, and shall be entitled to any and all other rights, title and interests otherwise accruing and attributable to a Stockholder, a Series BB Investor or a Holder under the Registration Rights Agreement.  The Series BB Preferred Stock issued to the Purchasers pursuant to the Stock Purchase Agreement (the “New Series BB Shares”), and all shares of Series BB Preferred Stock issued to the Purchasers upon any stock split, stock dividend, recapitalization, reclassification or similar event, shall be deemed to be and shall be treated as “Registrable Securities” and “Registrable Preferred Securities”.  The Common Stock issued upon conversion of the New Series BB Shares, and all shares of Common Stock issued to the Purchasers upon any stock split, stock dividend, recapitalization, reclassification or similar event, shall be deemed to be and shall be treated as “Registrable Securities”.  Each Purchaser hereby agrees to be bound by all of the terms and conditions of the Registration Rights Agreement.

2.             Representations and Warranties of Purchasers.  Each Purchaser, severally but not jointly, represents and warrants to the Company, the Series AA Holders and the Series BB

Investors that such Purchaser (a) has reviewed this Agreement and the Registration Rights Agreement, (b) has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and (c) fully understands all of the provisions of this Agreement and the Registration Rights Agreement.

3.             Acknowledge and Accept; Further Assurances.  The Company, the Series AA Holders and the Series BB Investors hereby acknowledge, accept and consent to the terms and conditions of this Agreement. The Company, the Series AA Holders and the Series BB Investors also hereby agree to take any and all actions, both now and in the future, to ensure that each Purchaser is deemed to be and is treated as a Stockholder, a Series BB Investor and a Holder, in all respects, as an original signatory under the Stockholders Agreement.

4.             Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions.

5.             Counterparts; Delivery via Facsimile.  This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one instrument, and may be delivered via facsimile transmission.

[signatures on following pages]

2

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:

METASTORM INC.

By:
Robert J. Farrell
President and Chief Executive Officer

PURCHASERS:

AXIOM VENTURE PARTNERS II, LP

By:
Name:
Title:

IRONSIDE VENTURES, L.P.
By: Ironside Management LLC, its general partner

By:
Name:
Title:

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SERIES AA HOLDERS AND SERIES BB INVESTORS CONSTITUTING HOLDERS OF AT LEAST TWO-THIRDS (2/3) OF THE REGISTRABLE SECURITIES OF THE COMPANY:

ICG HOLDINGS, INC.

By:
Name:
Title:

MAYFLOWER L.P.
By: 3i Investments plc
Its: Manager

By:
Name:
Its: Authorized Person

WALL STREET TECHNOLOGY PARTNERS LP
By: Wall Street Technology Managers LP
Its: General Partner
By: Technology Equity Employees LLC
Its: General Partner

By:
Name:
	Its:	Authorized Person

By:
Name:
	Its:	Authorized Person

[signatures continue on next page]

2

UBS CAPITAL AMERICAS II, LLC

By:
Name:
Title:

By:
Name:
Title:

SANDLER TECHNOLOGY PARTNERS, L.P.
By: Sandler Investment Partners, L.P., General Partner
By: Sandler Capital Management, General Partner
By: MJDM Corp., a General Partner

By:
Name:
Title:

SANDLER TECHNOLOGY PARTNERS SUBSIDIARY, LLC
By: Sandler Technology Partners, L.P., Manager
By: Sandler Investment Partners, L.P., General Partner
By: Sandler Capital Management, General Partner
By: MJDM Corp., a General Partner

By:
Name:
Title:

SANDLER CAPITAL PARTNERS IV, L.P.
By: Sandler Investment Partners, L.P., General Partner
By: Sandler Capital Management, General Partner
By: MJDM Corp., a General Partner

By:
Name:
Title:

[signatures continue on next page]

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SANDLER CAPITAL PARTNERS IV FTE, L.P.
By: Sandler Investment Partners, L.P., General Partner
By: Sandler Capital Management, General Partner
By: MJDM Corp., a General Partner

By:
Name:
Title:

SANDLER CO-INVESTMENT PARTNERS, L.P.
By: Sandler Investment Partners, L.P., General Partner
By: Sandler Capital Management, General Partner
By: MJDM Corp., a General Partner

By:
Name:
Title:

4

EXHIBIT E

Form of Opinion of Venable LLP

See Attached

November 9, 2005

To the Several Purchasers Listed on

Schedule 1 to the Stock Purchase

Agreement, dated November 9, 2005

Re:          Metastorm Inc.

Ladies and Gentlemen:

We have acted as counsel to Metastorm Inc., a Maryland corporation (the “Company”), in connection with the transactions contemplated by the Stock Purchase Agreement, dated as of November 9, 2005 (the “Stock Purchase Agreement”), by and among the Company and you (the “Purchasers”).  Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Stock Purchase Agreement.

Reference is made to Section 4.5 of the Stock Purchase Agreement which provides that the obligation of the Purchasers to purchase the Series BB Convertible Preferred Stock, $0.01 par value per share (the “Series BB Preferred Stock”), is subject to receipt from the Company’s counsel of an opinion with respect to the matters set forth herein.

In connection with the foregoing and the delivery of this opinion, we have reviewed the originals, or copies certified or otherwise identified to our satisfaction, of the following:

(i)          fully executed copies of (a) the Stock Purchase Agreement, (b) the Third Amended and Restated Registration Rights Agreement dated as of October 5, 2005, by and among the Company, the Purchasers and certain holders of the Company’s Series AA Convertible Preferred Stock, $0.01 par value per share (the “Series AA Preferred Stock”), listed on Exhibit A thereto (the “Registration Rights Agreement”), (c) the Joinder Agreement to the Registration Rights Agreement, dated as of November 9, 2005, by and among the Company, the Purchasers and certain holders of the Company’s Series AA Preferred Stock and Series BB Preferred Stock (the “Registration Rights Agreement Joinder”), (d) the Fourth Amended and Restated Stockholders Agreement dated as of October 5, 2005, by and among the Company, the Purchasers and certain holders of the Company’s Series AA Preferred Stock listed on Schedule A thereto (the “Stockholders Agreement”), and (e) the Joinder Agreement to the Stockholders Agreement, dated as of November 9, 2005, by and among the Company, the Purchasers and certain holders of the Company’s Series AA Preferred Stock and Series BB Preferred Stock (the “Stockholders Agreement Joinder” and, together with the Stock Purchase Agreement, the Stockholders Agreement, the Registration Rights Agreement, and the Registration Rights Agreement Joinder, the “Principal Agreements”);

To the Several Purchasers Listed on

Schedule 1 to the Stock Purchase

Agreement, dated November 9, 2005

(ii)           the Fifth Articles of Amendment and Restatement of the Company (the “Restated Articles”), filed with the Maryland State Department of Assessments and Taxation (the “SDAT”) on October 5, 2005, and a copy of the Bylaws of the Company (the “Bylaws”), as certified by the Secretary of the Company as being complete, accurate and in effect;

(iii)          those records of the proceedings and actions of the stockholders and the Board of Directors of the Company as we have deemed necessary or appropriate to render the opinions expressed herein, as certified by the Secretary of the Company as being complete, accurate and in effect;

(iv)          a certificate of the SDAT dated November 9, 2005 with respect to the existence and good standing of the Company as of such date;

(v)           a certificate dated November 9, 2005 from the Secretary of the Company (a copy of which is delivered herewith) certifying that the records of the proceedings and actions of the stockholders and the Board of Directors of the Company attached thereto constitute a true and complete copy of all of the records of the proceedings and actions of the stockholders and the Board of Directors related to the transactions contemplated by the Principal Agreements; and

(vi)          a certificate of even date herewith from the President of the Company (a copy of which is delivered herewith) (the “Officer’s Certificate”) (a) identifying all consents, approvals, authorizations and orders of, and notifications to or filing with, any court or governmental agency or body necessary to the conduct of the Company’s business as presently conducted (“Governmental Consents”), if any, stating that copies or originals of all such Governmental Consents have been provided to us and that no further Governmental Consents are necessary to the conduct of its business as presently conducted, (b) certifying that the stock transfer ledger previously provided to us is true and complete, (c) certifying as to the accuracy and completeness of all representations and warranties made by the Company in the Principal Agreements, (d) identifying all warrants, options, agreements, convertible securities or other commitments pursuant to which the Company is or may become obligated to issue, sell or otherwise transfer any shares of the capital stock or other securities of the Company and (e) identifying all agreements, liens, encumbrances and other restrictions (such as rights of first refusal, rights of first offer, co-sale rights, proxies, voting trusts and voting agreements) with respect to the sale or voting of any shares of capital stock or other securities of the Company (whether outstanding or issuable upon conversion or exercise of outstanding securities).

In basing the opinions and other matters set forth herein on “our knowledge,” the words “our knowledge” signify that, in the course of our representation of the Company in matters with respect to which we have been engaged by the Company as counsel, no information has come to our attention that would give us actual knowledge or actual notice that any such

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To the Several Purchasers Listed on

Schedule 1 to the Stock Purchase

Agreement, dated November 9, 2005

opinions or other matters are not accurate or that any of the foregoing documents, certificates, reports, and information identified in Paragraphs (i) through (vi) above on which we have relied are not accurate and complete.  Except as otherwise stated herein, we have undertaken no independent investigation or verification of such matters.  The phrase “our knowledge” and similar language used herein are intended to be limited to the knowledge of the lawyers within our firm who have worked on matters on behalf of the Company.  While we have represented the Company in matters involving the Principal Agreements, we do not represent the Company as to all its matters requiring legal services and did not represent the Company in connection with general corporate matters prior to May 1999 and may therefore be unaware of certain facts.

In reaching the opinions set forth below, with your permission we have assumed, and to our knowledge there are no facts inconsistent with, the following:

(a)           the genuineness of all signatures and the authenticity of all instruments, documents and agreements submitted to us as originals;

(b)           the conformity to original documents (and the authenticity of such original documents) of all instruments, documents and agreements submitted to us as certified or photostatic copies;

(c)           that each of the parties thereto (other than the Company) has duly and validly executed and delivered each of the Principal Agreements, and such party’s obligations set forth therein are its legal, valid, and binding obligations, enforceable in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights of creditors generally and (ii) the exercise of judicial discretion in accordance with general principles of equity;

(d)           that each person executing any of the Principal Agreements on behalf of any party (other than the Company) is duly authorized to do so;

(e)           that each natural person executing any such instrument, document, or agreement is legally competent to do so;

(f)            that there are no oral or written modifications of or amendments to any of the instruments, documents or agreements in question; and

(g)           that there are no records of any proceedings or actions of the stockholders or the Board of Directors of the Company which have not been provided to us and that there has been no waiver of any of the provisions of any of the instruments, documents or agreements in question, by actions or conduct of the parties or otherwise.

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To the Several Purchasers Listed on

Schedule 1 to the Stock Purchase

Agreement, dated November 9, 2005

Based upon the foregoing, we are of the opinion that as of the date hereof:

1.             The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

2.             The Company has the requisite corporate power and authority to own and hold its properties and to carry on its business as now conducted and to execute and deliver the Principal Agreements and to perform the provisions thereof.

3.             The execution, delivery and performance by the Company of each of the Principal Agreements will not (a) conflict with, result in a breach or violation of, or constitute a material default under any existing provision of the Restated Articles or the Bylaws, or under any applicable federal or Maryland law, rule or regulation (with the exception of Maryland securities or “blue sky” laws as to which we express no opinion), or (b) to our knowledge, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever, upon any of the properties or assets of the Company.

4.             The execution, delivery and performance by the Company of each of the Principal Agreements have been duly authorized by all requisite corporate action on behalf of the Company.  Each of the Principal Agreements has been duly executed and delivered by the Company, and assuming that each of the Principal Agreements has been duly executed and delivered by the Purchasers, would constitute the legal, valid and binding obligation of the Company, if governed by laws of the State of Maryland, enforceable in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and except as the availability of equitable remedies may be limited by general principles of equity.

5.             Based solely on the confirmation of the SDAT with respect to the Restated Articles, the Restated Articles have been duly filed with the SDAT.

6.         Based solely upon our  review of the Restated Articles and the Bylaws of the Company, the corporate minute books and the corporate stock ledger of the Company in the form certified to us by the Company as being true and complete, and the Officer’s Certificate, upon filing the Restated Articles with the SDAT and immediately after the Closing, (i) the authorized capital stock of the Company consists of 55,179,000 shares of Common Stock, $0.01 par value per share and 46,800,000 shares of preferred stock, $0.01 par value per share, of which 40,000,000 shares have been designated Series AA Preferred Stock and 6,800,000 shares have been designated Series BB Preferred Stock (collectively, the “Authorized Stock”); (ii) there are currently no shares of Common Stock, 37,056,695.65 shares of Series AA Preferred Stock and 3,792,317 shares of Series BB Preferred Stock which are issued and outstanding as of the date

4

To the Several Purchasers Listed on

Schedule 1 to the Stock Purchase

Agreement, dated November 9, 2005

hereof; (iii) no shares of stock are held in treasury; and (iv) except (w) for the warrants to purchase an aggregate of 36,486 shares of Common Stock, (x) for the outstanding warrants to purchase an aggregate of 4,442 shares of Series AA Preferred Stock, (y) for the outstanding warrants to purchase an aggregate of 2,712,722 shares of Series BB Preferred Stock (each of such warrants being set forth on Section 2.2 of the Disclosure Schedule to the Stock Purchase Agreement) and (z) as set forth in the Restated Articles, there are no outstanding options, conversion rights, warrants or other rights in existence to acquire any Authorized Stock.

7.             The Series BB Preferred Stock issued to the Purchasers, when issued in compliance with the provisions of the Stock Purchase Agreement, will be validly issued, fully paid and nonassessable.  The Series BB Preferred Stock to be issued to the holder of the Warrant (the “Warrant Holder”) upon exercise of the Warrant, when issued in compliance with the provisions of the Warrant, will be validly issued, fully paid and nonassessable.

8.             Upon issuance and delivery of the Series BB Preferred Stock to each Purchaser pursuant to the Stock Purchase Agreement, such Purchaser will be the record owner of the Series BB Preferred Stock, and such shares of Series BB Preferred Stock will be free of any liens or encumbrances created by the Company; provided, however, that the Series BB Preferred Stock will be subject to restrictions on transfer under state and/or federal securities laws and as contained in the Stockholders Agreement.  Upon issuance and delivery of the Series BB Preferred Stock to the Warrant Holder upon the exercise of the Warrant held by the Warrant Holder, the Warrant Holder will be the record owner of the Series BB Preferred Stock, and such shares of Series BB Preferred Stock will be free of any liens or encumbrances created by the Company; provided, however, that the Series BB Preferred Stock will be subject to restrictions on transfer under state and/or federal securities laws and as contained in the Stockholders Agreement.

9.             The shares of Common Stock issuable upon conversion of the Series BB Preferred Stock issued to the Purchasers and the shares of Common Stock issuable upon conversion of the Series BB Preferred Stock to be issued to the Warrant Holder upon the exercise of the Warrant (collectively, the “Underlying Shares”) have been duly and validly reserved and, when issued upon conversion in compliance with the Restated Articles, will be validly issued, fully paid and nonassessable.  The issuance of the Underlying Shares upon conversion of the Series BB Preferred Stock will not require any further corporate action or approval.

10.           Subject to the accuracy of the representations of the Purchasers concerning their intent to purchase the Series BB Preferred Stock and concerning certain other matters set forth in the Principal Agreements, the offer and sale of the Series BB Preferred Stock (and the Underlying Shares issuable upon conversion of such Series BB Preferred Stock) to the Purchasers in conformity with the terms of the Stock Purchase Agreement are exempt (and in the

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To the Several Purchasers Listed on

Schedule 1 to the Stock Purchase

Agreement, dated November 9, 2005

case of the Underlying Shares upon conversion of the Series BB Preferred Stock, will be exempt) from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”).  Subject to the accuracy of the representations of the Purchasers concerning their intent to purchase the Warrant, if any, and concerning certain other matters set forth in the Principal Agreements, (a) the offer and sale of the Warrant is in conformity with the terms of the Stock Purchase Agreement, and (b) the offer and sale of the Series BB Preferred Stock to be issued upon exercise of the Warrant (and the Underlying Shares issuable upon conversion of such Series BB Preferred Stock) to the Warrant Holder in conformity with the terms of the Warrant are each exempt (and in the case of the Series BB Preferred Stock to be issued upon exercise of the Warrant and the Underlying Shares issuable upon conversion of such Series BB Preferred Stock, will be exempt) from the registration requirements of Section 5 of the Securities Act.  We express no opinion with respect to the applicability of the registration requirements of the Securities Act or any state securities laws or the availability of an exemption therefrom, with respect to any resale by the Purchasers of the Series BB Preferred Stock, the Warrant or the Underlying Shares, which resales we understand are not contemplated.

11.           Based solely on the Officer’s Certificate (as to factual matters) and our knowledge, with the exception of Maryland securities or “blue sky” laws as to which we express no opinion, and assuming receipt of the consents, approvals, orders and authorizations, and the making of the registrations, qualifications, designations, declarations and filings set forth in the Principal Agreements, if any, there are no authorizations, consents or approvals or other actions by, or any notice to or filing with, any governmental authority or regulatory body of the United States or the State of Maryland which are required for the due execution, delivery and performance by the Company of the Principal Agreements, except for any applicable federal securities laws filings pursuant to Regulation D promulgated under the Securities Act and except as set forth in the disclosure schedules to  the Principal Agreements.

12.           Based solely on the Officer’s Certificate, except as disclosed in the Stock Purchase Agreement and the disclosure schedules thereto, we are not aware of any (i) suits, actions, or claims, or any investigations or inquiries by any administrative agency or governmental body, or legal, administrative, or arbitration proceedings pending against or threatened against the Company or to which the Company is a party or, in the case of threatened proceedings, is reasonably likely to become a party and (ii) any outstanding order, writ, judgment, injunction, or decree of any court, administrative agency, governmental body, or arbitration tribunal against or affecting the Company or its properties, rights, assets, or business.

The foregoing opinions are also subject to the following qualifications, exclusions, exceptions, limitations and assumptions:

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To the Several Purchasers Listed on

Schedule 1 to the Stock Purchase

Agreement, dated November 9, 2005

(a)           The opinions expressed herein concern only the laws of the State of Maryland and the laws of the United States, all as currently in effect, without regard to conflict of laws provisions and with respect to the federal laws of the United States is limited to only those laws, rules or regulations that a lawyer in Maryland exercising customary professional diligence would reasonably recognize as being directly applicable to the documents referred to herein.  We express no opinion as to the laws of any other state or jurisdiction, and we can accept no responsibility for the applicability or effect of any such laws.  To the extent that the Principal Agreements may be governed by the laws of other jurisdictions, we have assumed, with your permission, that the laws of such other jurisdictions are identical to the laws of the State of Maryland, and we have made no independent inquiry or review of the laws of such other jurisdictions. Further, this opinion does not address any permit, consent, approval or authorization necessary for the ongoing operation of the Company’s business.  The statements made and opinions rendered herein are based upon and limited by the applicable laws as in effect as of the date hereof and our knowledge of the facts relevant to such opinions on such date.  We assume no obligation to supplement the opinions expressed herein if any applicable laws change, or we become aware of any additional facts or circumstances after the date hereof.

(b)           We express no opinion as to the enforceability of any provisions requiring the Company to indemnify the Purchasers or any of their respective agents, officers or representatives, or of any provisions exculpating the Company from liability for action or inaction, to the extent such indemnification or exculpation is contrary to public policy.

(c)           We have not examined any court dockets, agency files or other public records regarding the entry of any judgments, writs, decrees, or order on the pendency of any actions, proceedings, investigations or litigation.

(d)           We express no opinion as to whether there are any oral or written modifications of or amendments to the Principal Agreements, or whether there has been any waiver of any of the provisions of the Principal Agreements by action by the parties or otherwise.

(e)         With your permission, we have relied for certain matters relating to this opinion on the Officer’s Certificate.

(f)            We express no opinion with respect to the existence of or title to any property, real, fixed or personal, tangible or intangible, nor do we express any opinion with respect to the existence of liens or encumbrances upon any property of any of the Company.

(g)           Except for the Principal Agreements, we have not reviewed and are not necessarily familiar with, any other contracts or agreements of the Company.

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To the Several Purchasers Listed on

Schedule 1 to the Stock Purchase

Agreement, dated November 9, 2005

We call your attention to the Report of the Special Joint Committee on Lawyers’ Opinions in Commercial Transactions of the Maryland State Bar Association, Inc. and The Bar Association of Baltimore City dated January 18, 1989, as published in The Business Lawyer, volume 45, number 2 (February 1990) at page 705, which Report guides us in the preparation and delivery of legal opinions in commercial transactions.

This letter is being furnished solely for your benefit in connection with the transactions contemplated in the Principal Agreements and no other person, company or entity shall be entitled to rely on this opinion without our prior written consent.  The opinions expressed in this letter are limited to the matters set forth in this letter, and no other opinions should be inferred beyond the matters expressly stated.

Very truly yours,

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